UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): October 28, 2004

Phelps Dodge Corporation

(Exact name of registrant as specified in its charter)

New York	001-00082	13-1808503
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One North Central Avenue
Phoenix, Arizona 85004-4414
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 28, 2004, Phelps Dodge Corporation issued a press release announcing financial results for the three- and nine-month periods ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1: Press release of Phelps Dodge Corporation dated October 28, 2004, announcing financial results for the three- and nine-month periods ended September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phelps Dodge Corporation

(Registrant)

Date: October 28, 2004	By:	/s/ Ramiro G. Peru
Name: Ramiro G. Peru
Title: Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Phelps Dodge Corporation dated October 28, 2004, announcing financial results for the three- and nine-month periods ended September 30, 2004.

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